UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

Vantiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35462	26-4532998
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8500 Governor’s Hill Drive
Symmes Township, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 900-5250
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Prior to the Share Purchase (as defined in Item 8.01 of this Current Report on Form 8-K), pursuant to Vantiv, Inc.’s (“Vantiv” or the “Company”) amended and restated certificate of incorporation, Fifth Third Bank was entitled to elect one director to the Company’s board of directors as its ownership represented more than 9.09% of the Company’s outstanding Class A common stock and Class B common stock. Upon the consummation of the Share Purchase, Fifth Third Bank holds approximately 8.6% of the Company’s Class A common stock and Class B common stock and is no longer entitled to appoint a director to the Company’s board of directors. Accordingly, the Company has decreased the size of its board of directors to 10 members, and Lars Anderson, the Fifth Third Bank director, resigned from the Company’s board effective August 9, 2017.

Item 8.01 Other Information.

On August 9, 2017, pursuant to the Transaction Agreement, dated as of August 9, 2017, by and among Vantiv, Inc. (“Vantiv” or the “Company”), Vantiv Holding, LLC, Fifth Third Bancorp and Fifth Third Bank, Fifth Third Bank exchanged 19,790,000 of its Class B Units in Vantiv Holding, LLC for 19,790,000 shares of Vantiv, Inc.’s Class A common stock and Vantiv purchased such newly issued shares of Class A common stock from Fifth Third Bank at a price of $64.04 per share (the “Share Purchase”).

As previously disclosed, the Share Purchase was funded through an amendment, dated August 7, 2017 (the “Incremental Amendment”), to the Company’s existing credit facility permitting the Company to obtain approximately $1.27 billion of additional seven-year term B loans. The foregoing summary of the Incremental Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Incremental Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Incremental Amendment, dated as of August 7, 2017, by and among Vantiv , Vantiv LLC and certain financial institutions thereto as lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTIV, INC.

Dated: August 9, 2017	By:	/s/ NELSON F. GREENE
Name: Nelson F. Greene
Title: Chief Legal and Corporate Services Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Incremental Amendment, dated as of August 7, 2017, by and among Vantiv , Vantiv LLC and certain financial institutions thereto as lenders